Exhibit 10.17b

EXTENSION AGREEMENT

JPMorgan Chase Bank, N.A.,

as Administrative Agent

under the Credit Agreement

referred to below

270 Park Avenue

New York, NY 10017

Gentlemen:

The undersigned hereby agrees to extend, effective October 18, 2006, the Termination Date under the Credit Agreement dated as of December 23, 2004 (as amended from time to time, the “Credit Agreement”) among Praxair, Inc., a Delaware corporation (the “Company”), the Subsidiaries referred to therein, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), Bank of America, N.A., as Syndication Agent and Citibank, N.A. and Credit Suisse First Boston, as Co-Documentation Agents, for one year to December 23, 2011. Terms defined in the Credit Agreement are used herein with the same meaning.

This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York.

[LENDERS]

By:
Name:
Title:

Agreed and accepted:

PRAXAIR, INC.

By:	/s/ Micheal J. Allan
Name:	Micheal J. Allan
Title:	Vice President and Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Stacey Haimes
Name:	Stacey Haimes
Title:	Vice President